                      Supplement dated June 7, 2002 to the
                 Prospectus dated May 1, 2002 for Class A Shares
                     of Short-Intermediate Income Fund, Inc.


The disclosure under "Sales Charges" in the Prospectus is modified by the following language:


         As of August 9, 2002, shareholders of Class A shares of Short-Intermediate Income Fund, Inc. (the "Fund") may no longer exchange shares of the Fund for shares of other Deutsche Asset Management funds without payment of sales charges. Further, Fund shareholders may no longer aggregate purchases of shares of the Fund with purchases of other Deutsche Asset Management funds in order to obtain reduced sales loads.





               Please Retain This Supplement for Future Reference.










SUPPSHORTBD (06/02)
CUSIP:
825.24T.101

                      Supplement dated June 7, 2002 to the
           Prospectus dated May 1, 2002 for the Institutional Class of
                      Short-Intermediate Income Fund, Inc.


The disclosure under "Buying and Selling Institutional Class Shares" in the Prospectus is modified by the following language:


         As of August 9, 2002, shareholders of Institutional Class shares of Short-Intermediate Income Fund, Inc. (the "Fund") may no longer exchange shares of the Fund for shares of other Deutsche Asset Management funds as described in the Prospectus.






               Please Retain This Supplement for Future Reference.










SUPPSHORTI (06/02)
CUSIP:
825.24T.200